Dreyfus
New York Tax Exempt
Bond Fund, Inc.



SEMIANNUAL REPORT November 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus New York Tax Exempt Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus New York Tax Exempt Bond Fund, Inc., covering the six-month period from June 1, 2002 through November 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

In an otherwise turbulent year, municipal bonds have provided relatively attractive and stable returns. Indeed, tax-exempt bond prices were boosted further in November when the Federal Reserve Board (the "Fed" ) reduced short-term interest rates by another 0.50 percentage points. As a result, the performance of high-quality municipal bonds to date in 2002 has been substantially better than many other asset classes.

Will highly rated municipal bonds continue to provide higher returns than stocks? While no one can know for sure, many analysts currently believe that the Fed' s next move may be toward higher interest rates, which is likely to put downward pressure on prices of many bonds. History suggests that investing only in fixed-income securities probably won't provide the long-term returns most investors need. Instead, we believe that holding the right mix of stocks, bonds and cash that fits their overall financial circumstances is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 16, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus New York Tax Exempt Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended November 30, 2002, the fund achieved a total return of 3.01%.(1) The Lehman Brothers Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 3.67% for the same period.(2) Additionally, the fund is reported in the Lipper New York Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 2.97% .(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

We attribute the fund' s positive overall performance to declining interest rates, a weak economy and heightened investor demand for high-quality securities. Although the fund trailed its benchmark, it should be noted that unlike the fund, the Index is not state-specific and does not take into account any fees and expenses. Also, the fund was able to slightly outperform its Lipper
category    average.

What is the fund's investment approach?

The fund seeks as high a level of current  income  exempt  from  federal and New
York state income taxes as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its issuer and any provisions for early redemption.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the fund's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration of about seven years.

What other factors influenced the fund's performance?

New York municipal bonds posted competitive returns during the reporting period amid falling interest rates, ongoing economic uncertainty and a sharply declining stock market. These influences generally caused tax-exempt bond prices to rise and yields to fall.

New York lost a substantial number of jobs during the 2001 recession, and both the state and New York City have collected less income, sales and capital gains tax revenue than they originally anticipated. The state and the city bridged their fiscal 2003 budget deficits by reducing expenses, raising taxes and borrowing in the tax-exempt bond markets. In addition, a number of municipalities refinanced existing debt at lower interest rates. Although an increase in the supply of tax-exempt securities often puts upward pressure on yields, new issuance during the reporting period was easily absorbed by a surge in investor demand. Investors flocked to high-quality municipal bonds in a " flight to quality" from the falling stock market. As a result, demand outpaced supply during most of the reporting period, causing bond yields to remain low.

In this volatile market environment, we generally adopted a cautious investment approach. With yields near historical lows, we maintained the fund's average duration, a measure of sensitivity to interest-rate changes, at points that were generally shorter than those of its Lipper category average. Although this strategy caused the fund to give up some yield, it was effective in sheltering the fund from the full brunt of the market's volatility. However, the fund's longstanding core hold ings enabled the fund to continue to generate highly competitive levels of income. In addition, our security selection strategy for new purchases focused primarily on income-oriented bonds.

Because of credit quality concerns, the fund held relatively few direct New York state obligations. We also generally reduced the fund's holdings of New York City bonds that did not carry credit enhancements, such as third-party insurance. Instead, we preferred to invest in bonds from highly rated local issuers, including counties, school districts and facilities providing essential municipal services, such as water and sewer utilities. We also found creditworthy opportunities in bonds issued on behalf of private colleges to finance student housing.

What is the fund's current strategy?

We have continued to maintain a cautious posture, focusing on income in an uncertain economic and market environment. In addition, we recently took advantage of the relatively steep yield differences between short- and long-term bonds by purchasing securities with longer maturities. As a result, the fund's average duration has extended to the neutral range.

We have also been attempting to restructure the fund by reducing the number of securities in the portfolio. This process includes consolidating positions in a way that we believe will give us greater flexibility to respond quickly to
changing    market    conditions.

December 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 2002 (Unaudited)



                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.1%                                                     Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK--92.5%

Erie County Industrial Development Agency, Life Care

  Community Revenue (Episcopal Church Home)

   5.875%, 2/1/2018                                                                          11,000,000               10,809,590

Huntington Housing Authority, Senior Housing Facility

  Revenue (Gurwin Jewish Senior Residences)

   6%, 5/1/2039                                                                               3,750,000                3,222,225

Long Island Power Authority, Electric Power and Light

  System Revenue:

      5.25%, 12/1/2014 (Insured; FSA)                                                        16,000,000               17,547,680

      5.375%, 5/1/2033                                                                        8,000,000                8,042,640

Metropolitan Transportation Authority, Revenue:

   5.125%, 11/15/2031                                                                        16,100,000               15,837,087

   5.25%, 11/15/2031                                                                          9,840,000                9,873,850

   Commuter Facilities 6%, 7/1/2016

      (Insured; FGIC) (Prerefunded 7/1/2008)                                                  9,000,000  (a)          10,382,040

   Service Contract 5.125%, 1/1/2029                                                         20,000,000               19,970,400

Municipal Assistance Corporation for City of New York,

  Revenue:

      6%, 7/1/2005                                                                            9,500,000               10,432,425

      6.25%, 7/1/2008                                                                        14,455,000               16,562,105

New York City:

   8.76%, 2/1/2003                                                                            7,525,000  (b,c)         8,281,263

   9.06%, 8/1/2003                                                                            4,920,000  (b,c)         5,598,271

   5.30%, 8/1/2004                                                                              170,000                  178,587

   6.50%, 3/15/2005                                                                          13,770,000               14,931,637

   5.45%, 8/1/2005                                                                              160,000                  171,093

   7.50%, 2/1/2006                                                                              915,000                  932,669

   5.75%, 2/1/2007 (Insured; AMBAC)                                                             305,000                  334,359

   9.60%, 2/1/2007                                                                            6,000,000  (b,c)         7,155,120

   6.25%, 2/15/2007                                                                           2,075,000                2,241,954

   6.25%, 2/15/2007 (Prerefunded 2/15/2005)                                                   3,300,000  (a)           3,641,682

   5.10%, 8/1/2008                                                                              120,000                  127,229

   8.483%, 8/1/2008                                                                           4,430,000  (b,c)         4,957,879

   5.75%, 8/15/2008                                                                           5,000,000                5,197,100

   5.20%, 8/1/2009                                                                              120,000                  126,505

   5.375%, 8/1/2009 (Insured; FGIC)                                                           7,000,000                7,641,550

   6.25%, 8/1/2009                                                                            9,825,000               10,507,641

   6.25%, 8/1/2009 (Prerefunded 8/1/2004)                                                        20,000  (a)              21,791

   8.683%, 8/1/2009                                                                           4,220,000  (b,c)         4,671,962

   6.50%, 8/15/2009                                                                          10,125,000               11,511,922

   5.25%, 8/1/2010                                                                              130,000                  135,830


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City (continued):

   6.25%, 8/1/2010                                                                            9,385,000               10,080,428

   6.25%, 8/1/2010 (Prerefunded 8/1/2004)                                                        15,000  (a)              16,343

   8.783%, 8/1/2010                                                                           8,105,000  (b,c)         8,821,482

   5.80%, 8/1/2011                                                                           18,775,000               19,420,109

   6%, 8/1/2011                                                                               9,750,000               10,347,480

   5.75%, 8/15/2011 (Prerefunded 8/15/2003)                                                   1,120,000  (a)           1,171,587

   6.375%, 8/15/2012                                                                         10,365,000               11,333,920

   6%, 8/1/2017                                                                               3,000,000                3,304,140

   6%, 5/15/2018                                                                              4,475,000                4,777,376

   6%, 5/15/2020                                                                              3,500,000                3,720,780

   6%, 5/15/2021                                                                              2,500,000                2,657,700

   5.875%, 8/1/2024 (Insured; MBIA)                                                          13,700,000               15,009,720

New York City Industrial Development Agency:

  IDR:

    (Brooklyn Navy Yard Cogen Partners):

         6.20%, 10/1/2022                                                                    13,925,000               14,436,465

         5.65%, 10/1/2028                                                                    12,500,000               11,765,750

      (Field Hotel Association LP) 6%, 11/1/2028                                             13,525,000                9,799,809

   Special Facilities Revenue (1990 American

      Airlines Inc. Project) 5.40%, 7/1/2020                                                  9,000,000                3,825,630

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue:

      5.625%, 6/15/2011                                                                      14,590,000               15,612,029

      5.625%, 6/15/2011 (Prerefunded 6/15/2004)                                                 210,000  (a)             224,711

      5.625%, 6/15/2019 (Insured; MBIA)                                                      16,085,000               17,195,830

      5.75%, 6/15/2029 (Insured; MBIA)                                                       13,000,000               14,070,420

      5.50%, 6/15/2033                                                                        5,000,000                5,216,150

      5.125%, 6/15/2034                                                                       6,475,000                6,487,885

New York City Transitional Finance Authority,

  Future Tax Secured Revenue:

      6%, 8/15/2016 (Insured; FGIC)                                                           5,000,000                5,871,350

      5.75%, 8/15/2019                                                                        5,000,000                5,796,450

      5.50%, 5/1/2025                                                                         4,800,000                5,033,952

      5.50%, 5/1/2025 (Prerefunded 5/1/2009)                                                  3,710,000  (a)           4,226,172

State of New York:

   5.625%, 8/15/2009                                                                          6,000,000                6,531,960

   5.70%, 8/15/2011                                                                           4,500,000                4,909,725

   5.80%, 10/1/2013                                                                           4,715,000                5,296,077

   5.875%, 3/15/2014                                                                          3,000,000                3,293,970

   5.50%, 7/15/2016                                                                          10,165,000               10,863,945

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenues:

   10.103%, 5/15/2011                                                                         9,950,000  (b,c)        12,651,425

   (City University Systems):

      5.25%, 7/1/2008 (Insured; FGIC)                                                           200,000                  221,202

      8.362%, 7/1/2008 (Insured; FGIC)                                                        4,900,000  (b,c)         5,930,960

      8.562%, 7/1/2008 (Insured; FGIC)                                                        3,950,000  (b,c)         4,795,221

      5.35%, 7/1/2009 (Insured; FGIC)                                                           200,000                  221,546

      5.50%, 7/1/2016 (Insured; AMBAC)                                                       23,000,000               24,932,000

      5.625%, 7/1/2016 (Insured; FGIC)                                                        9,120,000               10,288,181

      5.50%, 7/1/2019 (Insured; FSA)                                                         10,000,000               10,548,200

   Health, Hospital and Nursing Home:

      (Interfaith Medical Center):

         5.375%, 2/15/2013 (Insured; MBIA)                                                    2,580,000                2,750,925

         5.375%, 2/15/2015 (Insured; MBIA)                                                    4,165,000                4,394,783

      (Lenox Hill Hospital Obligated Group)

         5.50%, 7/1/2030                                                                      4,000,000                3,957,760

      (Memorial Sloan Kettering Cancer Center)

         5.75%, 7/1/2020 (Insured; MBIA)                                                      3,000,000                3,375,960

      (Menorah Campus):

         5.95%, 2/1/2017 (Insured; FHA)                                                       3,000,000                3,229,230

         6.10%, 2/1/2037 (Insured; FHA)                                                       8,300,000                9,204,534

      (Miriam Osborne Memorial Home)

         6.875%, 7/1/2025 (Insured ACA)                                                       6,105,000                6,758,845

      (North Shore University Hospital at Forest Hills)

         5.50%, 11/1/2013 (Insured; MBIA)                                                     2,625,000                2,954,490

      (New York University):

         5.75%, 7/1/2027 (Insured; MBIA)                                                     34,625,000               38,792,119

         5.50%, 7/1/2040 (Insured; AMBAC)                                                     8,000,000               8,764,560

      (Rockefeller University) 5%, 7/1/2032                                                  16,250,000               16,255,363

      (School District Financing Program):

         5.375%, 10/1/2022 (Insured; MBIA)                                                   10,000,000               10,386,400

         5.25%, 10/1/2023 (Insured; MBIA)                                                    10,000,000               10,219,000

      (State University Educational Facilities):

         5.875%, 5/15/2011                                                                      100,000                  113,691

         7.50%, 5/15/2011                                                                     2,570,000                3,106,102

         7.50%, 5/15/2011 (Prerefunded 5/15/2011)                                             1,180,000  (a)           1,481,396

         5.50%, 5/15/2013                                                                       100,000                  112,582

         5.50%, 5/15/2013 (Insured; FGIC)                                                        35,000                   39,055

         8.819%, 5/15/2013 (Insured; FGIC)                                                    5,000,000  (b,c)         6,158,550

         9.53%, 5/15/2013 (Insured; MBIA)                                                     6,450,000  (b,c)         8,073,013

         Series B 5.75%, 5/15/2016 (Insured; FSA)                                             2,000,000                2,310,800

         Series C 5.75%, 5/15/2016 (Insured; FSA)                                             4,000,000                4,559,360

         5.50%, 7/1/2026 (Insured; FGIC)                                                     10,000,000               10,384,100


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Energy Research and Development

  Authority:

    Electric Facilities Revenue

         (Consolidated Edison Co. Project):

            6.90%, 8/1/2022 (Prerefunded 1/21/2003)                                           1,295,000  (a)           1,330,354

            5.30%, 8/1/2025                                                                   3,500,000                3,443,020

            7.125%, 12/1/2029                                                                13,000,000               14,221,350

      PCR (Central Hudson Gas)

         5.45%, 8/1/2027 (Insured; AMBAC)                                                     9,000,000                9,295,920

New York State Environmental Facilities Corp., State

  Water and Drinking Revolving Funds (New York

  City Municipal Water Project):

      5.25%, 6/15/2019                                                                       11,205,000               11,749,003

      5.25%, 6/15/2020                                                                       12,745,000               13,224,212

      5.125%, 6/15/2023                                                                      14,685,000               14,828,179

      5%, 6/15/2027                                                                          21,885,000               21,746,687

      5.125%, 6/15/2027                                                                      10,000,000               10,059,800

New York State Housing Finance Agency, Revenue:

   Health Facilities 6%, 5/1/2008                                                                10,000                   10,925

   Housing Projects 6.10%, 11/1/2015 (Insured; FSA)                                          13,120,000               14,349,606

   Multi-Family Housing Secured Mortgage

      10.50%, 5/1/2008 (Guaranteed; SONYMA)                                                   4,995,000  (b,c)         5,914,080

New York State Local Government Assistance Corp.:

   5%, 4/1/2021                                                                              10,000,000               10,113,400

   6%, 4/1/2024                                                                               6,905,000                7,333,455

New York State Medical Care Facilities
   Finance Agency, Revenue:

      FHA Insured Mortgage:

         (Montefiore Medical Center)

            5.75%, 2/15/2015 (Insured; AMBAC)                                                 7,750,000                8,343,030

         (New York Hospital) 6.50%, 8/15/2029

         (Insured; AMBAC) (Prerefunded 2/15/2005)                                            12,000,000  (a)          13,422,240

      Hospital and Nursing Home FHA Insured Mortgage:

         6.45%, 2/15/2009

            (Insured; FHA) (Prerefunded 2/15/2007)                                            4,915,000  (a)           4,996,343

         6.125%, 2/15/2015 (Insured; FHA)                                                    10,785,000               11,732,678

         6.125%, 2/15/2015

            (Insured; FHA) (Prerefunded 2/15/2003)                                            2,485,000  (a)           2,788,990

         (Saint Luke's and Waterfront Nursing Homes)

            6.85%, 2/15/2012 (Insured; FHA)                                                   4,190,000                4,293,828

      Insured Long Term Health Care

         6.45%, 11/1/2010 (Insured; FSA)                                                     10,875,000               11,130,671

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                 Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Medical Care Facilities
  Finance Agency, Revenue (continued):

    Mental Health Services 6%, 2/15/2025

         (Insured; MBIA) (Prerefunded 2/15/2005)                                              8,710,000  (a)           9,648,503

New York State Mortgage Agency,

  Homeowner Mortgage, Revenue:

      5.10%, 10/1/2007                                                                          150,000                  160,143

      5.40%, 10/1/2010                                                                          160,000                  168,806

      9.281%, 10/1/2010                                                                       1,380,000  (b,c)         1,531,910

      5.55%, 10/1/2012                                                                          190,000                  199,270

      9.581%, 10/1/2012                                                                       2,405,000  (b,c)         2,639,704

      5.85%, 4/1/2017                                                                         3,865,000                4,131,299

      6%, 4/1/2017                                                                            6,000,000                6,322,080

      11.660%, 10/1/2019                                                                      1,465,000  (b,c)         1,473,556

      6%, 10/1/2022                                                                           5,000,000                5,240,750

      6.20%, 10/1/2026                                                                          100,000                  108,506

      10.881%, 10/1/2026                                                                     14,000,000  (b,c)        16,381,680

      5.80%, 10/1/2028                                                                        8,920,000                9,404,445

      5.85%, 10/1/2028                                                                        9,870,000               10,265,886

      5.40%, 4/1/2029                                                                         9,995,000               10,148,623

      5.875%, 4/1/2030                                                                        7,000,000                7,360,920

New York State Power Authority, Revenue
   and General Purpose:

      5.50%, 11/15/2016                                                                       5,000,000                5,343,750

      5.50%, 11/15/2017                                                                       3,500,000                3,689,560

      5%, 11/15/2019                                                                         10,000,000               10,184,400

      5%, 11/15/2020                                                                         10,000,000               10,097,500

New York State Thruway Authority, Service Contract Revenue:

  (Highway and Bridge Trust Fund):

      5%, 4/1/2019 (Insured; AMBAC)                                                          13,195,000               13,455,601

      5%, 4/1/2020 (Insured; AMBAC)                                                          10,000,000               10,122,200

   (Local Highway and Bridge):

      5.50%, 4/1/2004                                                                         8,000,000                8,408,720

      5%, 4/1/2006                                                                              250,000                  269,685

      8.273%, 4/1/2006                                                                       10,660,000  (b,c)        12,328,077

      5.25%, 4/1/2010                                                                         8,550,000                9,288,720

      5.25%, 4/1/2010 (Prerefunded 4/1/2007)                                                  1,450,000  (a)           1,628,422

      6%, 4/1/2011                                                                            2,200,000                2,466,354

      6%, 4/1/2011 (Prerefunded 4/1/2007)                                                     2,800,000  (a)           3,230,024

      6%, 4/1/2012                                                                            2,395,000                2,684,963


                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                 Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Thruway Authority,
  Service Contract Revenue (continued):

    (Local Highway and Bridge) (continued):

         6%, 4/1/2012 (Prerefunded 4/1/2007)                                                  3,800,000  (a)           4,383,604

         5.75%, 4/1/2013

            (Insured; MBIA) (Prerefunded 4/1/2004)                                            5,185,000  (a)           5,570,660

         5.75%, 4/1/2016 (Insured; MBIA)
            (Prerefunded 4/1/2006)                                                           32,950,000  (a)          37,164,305

      State Personal Income Tax (Transportation)

         5.125%, 3/15/2021                                                                   10,000,000               10,154,400

New York State Urban Development Corp.:

  Correctional Capital Facilities:

      5.625%, 1/1/2017 (Insured; FSA)                                                         5,865,000                6,315,901

      5.25%, 1/1/2030 (Insured; FSA)                                                          5,000,000                5,073,800

   Local or Guaranteed Housing

      5.50%, 7/1/2016 (Insured; FHA)                                                         13,250,000               14,339,548

   State Facilities 5.70%, 4/1/2020 (Insured; MBIA)                                          20,000,000               22,289,200

Niagara County Industrial Development Agency, SWDR

   5.55%, 11/15/2024                                                                          2,500,000                2,604,800

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glen Arden Inc. Project) 5.70%, 1/1/2028                                                  4,600,000                3,850,154

Port Authority of New York and New Jersey:

   (Consolidate Bond 85th Series) 5.375%, 3/1/2028                                           15,625,000               16,270,938

   (Consolidated Bond 93rd Series) 6.125%, 6/1/2094                                          15,000,000               17,047,200

   (Consolidated Bond 99th Series)

      6%, 11/1/2013 (Insured; FGIC)                                                           5,810,000                6,267,479

   (Consolidated Bond 121st Series)

      5.375%, 10/15/2035 (Insured; MBIA)                                                     14,950,000               15,347,371

   (Consolidated Bond 125th Series)

      5%, 10/15/2019 (Insured; FSA)                                                          13,150,000               13,523,066

   Special Obligation Revenue

      (JFK International Air Terminal-6):

         6.25%, 12/1/2013 (Insured; MBIA)                                                     6,000,000                6,974,340

         6.25%, 12/1/2014 (Insured; MBIA)                                                    10,000,000               11,604,500

Scotia Housing Authority, Housing Revenue

  (Coburg Village Inc. Project):

      6.10%, 7/1/2018                                                                         1,400,000  (d)             951,860

      6.15%, 7/1/2028                                                                         3,880,000  (d)           2,638,012

      6.20%, 7/1/2038                                                                        13,000,000  (d)           8,838,700

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                 Amount ($)                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Suffolk County Industrial Development Agency:

  IDR (Nissequogue Cogen Partners Facility):

      5.30%, 1/1/2013                                                                         2,250,000                2,140,943

      5.50%, 1/1/2023                                                                         3,500,000                3,199,910

   Solid Waste Disposal Facilities Revenue,

      (Ogden Martin Systems):

         5.75%, 10/1/2006 (Insured; AMBAC)                                                       25,000                   27,748

         10.12%, 10/1/2006 (Insured; AMBAC)                                                   4,925,000  (b,c)         6,007,466

Tompkins County Industrial Development Agency, Civic

  Facility Revenue (Ithacare Center Project)

   6.20%, 2/1/2037 (Insured; FHA)                                                             6,000,000                6,704,880

Triborough Bridge and Tunnel Authority,

  General Purpose Revenues:

      5.375%, 1/1/2019                                                                        8,500,000                9,402,530

      5.50%, 1/1/2024                                                                        18,635,000               19,453,263

      5.50%, 1/1/2030                                                                        10,540,000               11,415,031

Watervliet Housing Authority, Residential Housing

  Revenue (Beltrone Living Center Project):

      6%, 6/1/2028                                                                            1,800,000                1,616,706

      6.125%, 6/1/2038                                                                        6,800,000                6,064,104

Yonkers Industrial Development Agency, Civic Facilities

  Revenue (Saint Joseph's Hospital):

      6.15%, Series A 3/1/2015                                                                1,000,000                  799,270

      6.15%, Series C 3/1/2015                                                                3,500,000                2,797,445

U.S. RELATED--4.6%

Commonwealth of Puerto Rico, Public Improvement:

   5.50%, 7/1/2010 (Insured; FSA)                                                               500,000                  563,110

   9.099%, 7/1/2010 (Insured; FSA)                                                            4,800,000  (b,c)         6,011,712

   6%, 7/1/2015 (Insured; MBIA)                                                               3,000,000                3,544,680

   8.969%, 7/1/2015 (Insured; FSA)                                                            5,000,000  (b,c)         6,339,300

   5.25%, 7/1/2020 (Insured; FSA)                                                            10,000,000               10,746,300

   6%, 7/1/2026                                                                               5,000,000                5,800,900

Puerto Rico Highway and Transportation Authority,

   Highway Revenue 6%, 7/1/2022                                                               9,500,000               10,865,435

Puerto Rico Infrastructure Financing Authority,

  Special Obligation:

      5.50%, 10/1/2032                                                                       10,000,000               10,688,100

      5.50%, 10/1/2040                                                                        5,000,000                5,332,800

Puerto Rico Public Finance Corp., Commonwealth

   Appropriation 6%, 8/1/2026                                                                 6,000,000                6,777,120

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $1,331,341,341)                                                                                           1,399,357,203


                                                                                            Principal
SHORT-TERM INVESTMENTS--1.1%                                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Long Island Power Authority, Electric Power and Light

  System Revenue, VRDN

   1.20% (LOC; Westdeutsche Landesbank)                                                       5,300,000  (e)           5,300,000

New York City, VRDN:

   1.20% (SBPA; Dexia Credit)                                                                 8,000,000  (e)           8,000,000

   1.30% (LOC; Westdeutsche Landesbank)                                                       1,200,000  (e)           1,200,000

New York City Transitional Finance Authority,

   Future Tax Secured Revenue, VRDN 1.20%                                                     1,000,000  (e)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $15,500,000)                                                                                                 15,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,346,841,341)                                                           98.2%            1,414,857,203

CASH AND RECEIVABLES (NET)                                                                         1.8%               25,419,115

NET ASSETS                                                                                       100.0%            1,440,276,318

                                                                                                        The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA                 American Capital Access

AMBAC               American Municipal Bond
                        Assurance Corporation

FGIC                Financial Guaranty Insurance
                        Company

FHA                 Federal Housing Administration

FSA                 Financial Security Assurance

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

PCR                 Pollution Control Revenue

SBPA                Standby Bond Purchase Agreement

SONYMA              State of New York Mortgage
                        Association

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              48.8

AA                               Aa                              AA                                               25.7

A                                A                               A                                                14.7

BBB                              Baa                             BBB                                               2.5

BB                               Ba                              BB                                                 .3

F1                               Mig1                            SP1                                               1.1

Not Rated(f)                     Not Rated(f)                    Not Rated(f)                                      6.9

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT NOVEMBER 30,
     2002, THESE SECURITIES AMOUNTED TO $135,722,631 OR 9.4% OF NET ASSETS.

(D)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,346,841,341  1,414,857,20

Receivable for investment securities sold                             4,938,685

Interest receivable                                                  22,489,267

Receivable for shares of Common Stock subscribed                          5,707

Prepaid expenses                                                         18,683

                                                                  1,442,309,545
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           777,465

Cash overdraft due to Custodian                                         884,046

Payable for shares of Common Stock redeemed                             220,573

Accrued expenses                                                        151,143

                                                                      2,033,227
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,440,276,318
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,356,388,501

Accumulated undistributed investment income--net                        419,539

Accumulated net realized gain (loss) on investments                  15,452,416

Accumulated net unrealized appreciation
  (depreciation) on investments                                      68,015,862
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,440,276,318
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      95,252,850

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   15.12

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Six Months Ended November 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     39,520,365

EXPENSES:

Management fee--Note 3(a)                                            4,441,323

Shareholder servicing costs--Note 3(b)                                 626,721

Custodian fees                                                          45,485

Professional fees                                                       30,990

Directors' fees and expenses--Note 3(c)                                 23,308

Registration fees                                                       13,577

Prospectus and shareholders' reports                                    11,594

Loan commitment fees--Note 2                                             6,173

Miscellaneous                                                           25,758

TOTAL EXPENSES                                                       5,224,929

INVESTMENT INCOME--NET                                              34,295,436
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              8,342,977

Net unrealized appreciation (depreciation) on investments            1,417,169

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,760,146

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                44,055,582

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 2002            Year Ended
                                              (Unaudited)          May 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         34,295,436           70,624,615

Net realized gain (loss) on investments         8,342,977           12,631,027

Net unrealized appreciation
   (depreciation) on investments                1,417,169           (2,249,288)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   44,055,582           81,006,354
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (34,069,841)         (70,550,752)

Net realized gain on investments                       --          (4,154,863)

TOTAL DIVIDENDS                              (34,069,841)         (74,705,615)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 101,756,264         235,348,612

Dividends reinvested                           24,131,185          52,996,525

Cost of shares redeemed                      (157,319,774)       (281,969,751)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (31,432,325)          6,375,386

TOTAL INCREASE (DECREASE) IN NET ASSETS       (21,446,584)         12,676,125
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,461,722,902        1,449,046,777

END OF PERIOD                               1,440,276,318        1,461,722,902

Undistributed investment income--net              419,539                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,676,048           15,626,658

Shares issued for dividends reinvested          1,578,782            3,515,949

Shares redeemed                               (10,300,031)         (18,727,854)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,045,201)             414,753

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                   Six Months Ended
                                  November 30, 2002                                       Year Ended May 31,
                                                               ---------------------------------------------------------------------
                                         (Unaudited)           2002(a)        2001            2000            1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                        15.02           14.96          14.03           15.27           15.47         14.97

Investment Operations:

Investment income--net                          .36(b)          .72(b)         .72             .72             .74           .75

Net realized and unrealized

   gain (loss) on investments                   .09             .11            .93           (1.10)           (.06)          .63

Total from Investment
   Operations                                   .45             .83           1.65            (.38)            .68          1.38

Distributions:

Dividends from
   investment income--net                      (.35)           (.73)          (.72)           (.73)           (.74)         (.74)

Dividends from net realized
   gain on investments                           --            (.04)          (.00)(c)        (.13)           (.14)         (.14)

Total Distributions                            (.35)           (.77)          (.72)           (.86)           (.88)         (.88)

Net asset value, end of period                15.12           15.02          14.96           14.03           15.27         15.47
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               3.01(d)         5.64          11.99           (2.44)           4.47          9.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                           .71(e)          .70            .73             .75             .75           .73

Ratio of net investment income
   to average net assets                       4.63(e)         4.82           4.91            5.02            4.77          4.86

Decrease reflected in
   above expense ratios

   due to undertakings
   by The Dreyfus Corporation                    --              --            .04             .05             .01           .00(f)

Portfolio Turnover Rate                       14.23(d)        19.47          17.57           37.67           20.77         35.86
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                            1,440,276       1,461,723      1,449,047       1,387,952       1,602,113     1,672,193

(A)  AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS.  THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002
     WAS TO INCREASE NET  INVESTMENT  INCOME PER SHARE AND DECREASE NET REALIZED
     AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN $.01 AND
     INCREASE  THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET ASSETS  FROM
     4.81% TO 4.82%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS
     PRIOR TO JUNE 1, 2001 HAVE NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

(F)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New York Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 (the "Act"), as a non-diversified, open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $20,168 during the period ended November 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2002 was as follows: tax exempt income $70,550,752, ordinary income $174,920 and long-term capital gains $3,979,943. The tax character of current year distributions will be determined at the end of the current fiscal year.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2002, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2002, the fund was charged $401,317 pursuant to the Shareholder Services Plan.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2002, the fund was charged $187,835 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended November 30, 2002, redemption fees charged and retained by the fund amounted to $15,395.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2002, amounted to $201,294,907 and $219,636,320, respectively.

At November 30, 2002, accumulated net unrealized appreciation on investments was
$68,015,862,   consisting  of  $89,493,789  gross  unrealized  appreciation  and
$21,477,927 gross unrealized depreciation.

At November 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                     For More Information

                        Dreyfus
                        New York Tax Exempt
                        Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

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(c) 2003 Dreyfus Service Corporation                                  980SA1102